UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2024

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY 10022
(address of principal executive offices)

(212) 419-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

At the closing of the Acquisition (as defined below), Blue Owl Capital Inc. (the “Company”) will deliver approximately 23,519,645 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), representing an aggregate value of $425 million and calculated based on the daily volume weighted average price per share of Class A Shares quoted on the US Consolidated Tape for the 15 consecutive trading days immediately before signing per Bloomberg Financial LP (subject to certain adjustments calculated at closing) (the “Closing Stock Consideration”). Subject to such closing adjustments, the Company may elect to pay additional cash consideration in lieu of issuing additional Class A Shares.

The Class A Shares will be issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01. Regulation FD Disclosure.

On April 2, 2024, Blue Owl Capital Holdings LLC, a Delaware limited liability company, and Blue Owl Capital GP LLC, a Delaware limited liability company, each an indirect subsidiary of the Company (collectively, the “Buyers”), entered into a definitive agreement (the “Purchase Agreement”) to acquire Kuvare Insurance Services LP (dba Kuvare Asset Management), a boutique investment management firm focused on providing asset management services to the insurance industry (the “Acquisition”). The aggregate consideration for the Acquisition is $750 million, consisting of $325 million in cash and the Closing Stock Consideration. At the closing of the Acquisition, $175 million of the Closing Stock Consideration (or any proceeds received in respect of such portion of the Closing Stock Consideration) will be deposited in trust or other secured account and held for three years to serve as a source of capital support for certain of the subsidiaries of Kuvare UK Holdings Limited, a private company limited by shares incorporated in England and Wales (“KUK”), that are operating insurance companies, subject to certain triggers and limitations mutually agreed between the parties. In addition, in connection with the Acquisition and subject to the achievement of certain revenue milestones with respect to each of calendar year 2025, 2026 and 2027, to be payable in 2026, 2027 and 2028, the Buyers agreed to deliver earnout consideration of up to $250 million in cash. The agreement relating to the Acquisition contains customary representations, warranties and agreements by the parties and termination provisions. The Acquisition is subject to customary regulatory approvals and other closing conditions and specified termination rights. The Acquisition is expected to close in the second or third quarter of 2024.

Concurrently with the closing of the Acquisition, the Company will agree to provide certain selling entities with customary registration rights with respect to the issued Class A Shares.

Separately, Blue Owl Capital Holdings LP, a subsidiary of the Company (the “Blue Owl Investor”) purchased from KUK 25,000,000 series A preferred shares (the “Preferred Shares”), representing an aggregate value of $250 million (the “Preferred Investment”).

On April 3, 2024, the Company issued a press release announcing the Acquisition and the Preferred Investment. A copy of the press release is attached hereto as Exhibit 99.1.

On April 3, 2024, the Company posted an investor presentation to its website under the heading “Events and Presentations” (https://ir.blueowl.com/Investors/events-and-presentations/), summarizing certain terms of the Acquisition and the Preferred Investment.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The disclosure set forth in the first paragraph of Item 7.01 of this Form 8-K is incorporated by reference into this Item 8.01.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date made. The Company assumes no obligation to update or revise any such forward-looking statements except as required by law. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the risk of the Acquisition not closing on a timely basis, if at all; the inability to recognize the anticipated benefits of strategic acquisitions; costs related to acquisitions; the inability to maintain the listing of the Company’s shares on the New York Stock Exchange; Company’s ability to manage growth; Company’s ability to execute its business plan and meet its projections; potential litigation involving the Company; changes in applicable laws or regulations; and the possibility that the Company may be adversely affected by other economic, business, geo-political and competitive factors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated April 3, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.

Date: April 3, 2024	By:	/s/ Neena Reddy
	Name:	Neena Reddy
	Title:	General Counsel and Secretary